UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2008

GENEREX BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) On July 28, 2008, Generex Biotechnology Corporation (the "Company") received notice of the merger of Danziger Hochman Partners LLP (“Danziger”), the Company's independent registered public accountants, with MSCM LLP ("MSCM"), to be effective as of August 1, 2008. The merger of Danziger and MSCM did not close until the week of September 15, 2008. On September 5, 2008, the Audit Committee of the Company's Board of Directors received an engagement letter from MSCM and approved the engagement of MSCM as Danziger’s successor to continue as the Company's independent registered public accountant for the fiscal year ending July 31, 2008.

The reports of Danziger on the financial statements of the Company for the fiscal years ended July 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's fiscal years ended July 31, 2008 and 2007 and the subsequent interim period through September 5, 2008, the date on which the Company’s Audit Committee approved the engagement of MSCM and Danziger ceased being the Company’s auditors, there were no disagreements between the Company and Danziger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Danziger, would have caused Danziger to make reference to the subject matter of the disagreements in connection with its audit reports on the Company's financial statements. During the Company's past fiscal years ended July 31, 2008 and 2007 and the interim period through September 5, 2008, Danziger did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

(b) During the Company's fiscal years ended July 31, 2008 and 2007 and the subsequent interim period through September 5, 2008, the Company had no consultations with MSCM regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; (b) any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or (c) any matter that was the subject of a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Danziger with a copy of the above disclosures as required by Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K/A. The Company has requested that Danziger deliver to it a letter addressed to the Securities and Exchange Commission stating whether Danziger agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. Danziger's letter is filed as Exhibit 16 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Other Exhibits.

(d) Exhibits.

Exhibit No.	Description

16	Letter of Concurrence From Danziger Hochman Partners LLP, dated September 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Date: September 19, 2008	By:	/s/ Rose C. Perri
Chief Operating Officer and
Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

16	Letter of Concurrence From Danziger Hochman Partners LLP, dated September 18, 2008